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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)     MARCH 11, 2008
                                                          ----------------------

                              OVERHILL FARMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                  001-16699                   75-2590292
           ------                  ---------                   ----------
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code            (323) 582-9977
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              FISCAL YEAR.

         On March 11, 2008, the Board of Directors of Overhill Farms, Inc.(the "Company") approved and adopted amendments to the Company's Amended and Restated Bylaws effective March 11, 2008. The Company's bylaws were amended to allow for the issuance of uncertificated securities and thereby facilitate, in part, the Company's compliance with the American Stock Exchange requirement that all securities listed on the American Stock Exchange be eligible to participate in the Direct Registration System by March 31, 2008.

         A copy of Actions With Respect to Bylaws is attached as Exhibit 3.1 and incorporated herein by reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Shell Company Transaction.
                  --------------------------

                  Not applicable.

         (d)      Exhibits.
                  ---------

                  Number   Description
                  ------   -----------

                  3.1 Actions With Respect to Bylaws of the Corporation, certified by the Secretary of the Corporation as of March 11, 2008



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 12, 2008                      OVERHILL FARMS, INC.

                                      By: /s/ Tracy E. Quinn
                                          ------------------------------------
                                              Tracy E. Quinn,
                                              Interim Chief Financial Officer






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                        EXHIBIT ATTACHED TO THIS FORM 8-K


                 Number    Description
                 ------    -----------

                  3.1 Actions With Respect to Bylaws of the Corporation, certified by the Secretary of the Corporation as of March 11, 2008







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